Semiannual Report

                                    SUMMIT
                                    INCOME
                                    FUNDS

                                    APRIL 30, 2002


[GRAPHIC]


[LOGO] T. ROWE PRICE

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights...........................................................     1
Portfolio Managers' Report...........................................     2
Interest Rates and Market Developments...............................     2
Summit Cash Reserves Fund............................................     2
Summit GNMA Fund.....................................................     4
Outlook..............................................................     5
Performance Comparison...............................................     7
Financial Highlights.................................................     9
Statement of Net Assets..............................................    11
Portfolio of Investments.............................................    18
Statement of Operations..............................................    23
Statement of Changes in Net Assets...................................    24
Notes to Financial Statements........................................    26
Fund Directors and Officers..........................................    30

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

----------
HIGHLIGHTS
--------------------------------------------------------------------------------

     . During the final quarter of 2001, the Federal Reserve stopped cutting interest rates as evidence pointed toward an economic turnaround.

     . Yields on money market securities remained low during the past six months but longer-term yields rose. Mortgage securities outperformed among high-quality bonds.

     . The Summit Cash Reserves Fund outstripped its peer group average for the 6- and 12-month periods, aided by our emphasis on quality and on longer average maturity in the first half of the 12-month period.

     . The Summit GNMA Fund lagged its market index for both periods; it exceeded its peer average for the past 12 months but trailed slightly for the shorter period.

     . GNMAs should perform well while Fed policy remains neutral or even if interest rates rise somewhat. Investors in money market securities would benefit from a reversal of Fed policy.

----------------------
PERFORMANCE COMPARISON
-------------------------------------------------------
Periods Ended 4/30/02              6 Months   12 Months
-------------------------------------------------------
Summit Cash Reserves Fund              0.99%       2.88%
Lipper Money Market Funds Average      0.65        2.20
-------------------------------------------------------
Summit GNMA Fund                       0.79%       7.82%
Salomon Smith Barney GNMA Index        1.70        8.17
Lipper GNMA Funds Average              0.99        7.48

---------------
PRICE AND YIELD
-------------------------------------------------------
                                     Summit
                                       Cash      Summit
                                   Reserves        GNMA
Periods Ended 4/30/02                  Fund        Fund
-------------------------------------------------------
Price Per Share                      $ 1.00      $ 9.86
Dividends Per Share
For 6 months                           0.010       0.26
For 12 months                          0.029       0.54
Dividend Yield (7-Day Simple)*         1.66%          -
30-Day Dividend Yield*                    -        5.01%
30-Day Standardized Yield to
Maturity                                  -        4.82

* Dividends earned for the last 30 days (7 days for the money fund) are annualized and divided by the fund's net asset value per share at the end of the period.

Note: The money fund's yield more closely reflects its current earnings than the total return.

1
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--------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------
Over the last six months, the environment for money market securities was unchanged but was difficult for most high-quality bonds as short- and intermediate-term interest rates rose. Facing evidence of an economic turnaround, the Federal Reserve ended its aggressive program of rate cuts and, in March, announced a "neutral" policy. This meant that it viewed the risks of renewed economic weakness or rising inflation as about even.

INTEREST RATES AND MARKET DEVELOPMENTS

                                    [CHART]

                                GNMA     Treasury
                  4/30/2001     6.75       3.88
                  7/31/2001     6.36       3.52
                 10/31/2001     5.58       2.01
                  1/31/2002     6.39       1.75
                  4/30/2002     6.26       1.76

Yields on money market instruments declined after the Fed's mid-December cut in the federal funds rate to 1.75%--the last of 11 reductions. In contrast, yields on longer-term notes and bonds jumped sharply in November as signs of stronger economic activity began to emerge. Current coupon GNMA yields also rose in November, and, after considerable interim volatility, closed in April just above their November 30 level. Of course, rising rates meant falling bond prices, but there was a silver lining for investors in mortgage securities. Higher mortgage rates threw cold water on the hot pace of refinancings and prepayments, and this made mortgage securities more attractive to investors. As a result, these securities performed best among high-quality bonds for the six-month period, earning a modest but positive return while longer-term Treasury securities were negative.

SUMMIT CASH RESERVES FUND

As always, Fed policy was central to your fund's return, which is generated entirely by income. Since the Fed did not increase its target for the key federal funds rate, yields on money market securities remained low. In fact, short-term rates on April 30 were the lowest in 40 years, and "real" rates (adjusted for inflation) were close to zero. Reflecting the sharp drop in rates over the past 12 months, the fund returned 0.99% for the last six months and 2.88% for 12 months.

2
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-------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                  10/31/01        4/30/02
--------------------------------------------------------------------------------
Weighted Average
Maturity (days)                         68             61
Weighted Average Quality *      First Tier     First Tier
--------------------------------------------------------------------------------
* All securities purchased in the money fund are rated in the two highest categories (tiers) as established by the national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

In this low-interest rate environment, we worked hard to bolster your fund's yield without straying from our strict credit quality guidelines. While the fund's absolute returns were low by historical standards, they easily outpaced the fund's Lipper group average returns of 0.65% and 2.20%, respectively, for the 6- and 12-month periods. For periods ended April 30, the fund placed in the top 2% of money market instrument funds as tracked by Lipper for one year and in the top 5% and 7% for three and five years, respectively.*

For most of the last 12 months, we had maintained a longer weighted average maturity (WAM) than the average money fund--often by 10 to 20 days--to slow the rate at which we had to replace maturing investments with new, lower-yielding ones. In the fourth quarter, our WAM was 10 days longer than average. As it became apparent that the Fed would not ease further, we altered this strategy to target a WAM within five days on either side of the peer group average. Once the Fed starts to tighten policy, we expect to have a shorter WAM than the average money fund so we can take advantage of rising interest rates more quickly. To achieve our maturity targets, we moved away from our former "barbell" structure, in which investments were concentrated in one-month and one-year maturities, to a more "bulleted" structure focusing on three-month maturities.

We continued to emphasize very high-quality investments, an aspect of our strategy that was more important than ever, given the deteriorating credit quality of many companies in recent months. For

---------------
LARGEST SECTORS
--------------------------------------------------------------------------------
                                            Percent of Net Assets
                                            10/31/01      4/30/02
--------------------------------------------------------------------------------
Commercial Paper and Medium-Term Notes         61%          64%
Certificates of Deposit                        29           30
Funding Agreements                              3            3
Foreign Government and
Municipal Obligations                           4            3

   * Based on total return, Summit Cash Reserves was ranked 6 out of 385, 16 out of 323, and 17 out of 253 money market instrument funds for the 1-, 3-, and 5-year periods, respectively.

example, the commercial paper of Ford and GMAC was downgraded to second-tier status during last year's fourth quarter. Commercial paper remained our major investment at almost two-thirds of net assets, with certificates of deposit second in size at 30%. We continued to favor fixed-rate instruments over floating rate, as the former were more attractively priced.

SUMMIT GNMA FUND

Mortgage-backed securities, including Ginnie Maes, bucked the head-winds of rising interest rates to outperform most other high-quality bonds for the past six months. Several developments, mostly in the first quarter, contributed to these positive results. Prepayments fell, as mentioned earlier, and volatility also declined. The supply of mortgages decreased but demand remained solid, especially from investment managers, government-sponsored enterprises like Fannie Mae and Freddie Mac, and banks. The steep yield curve--the difference between short- and longer-term rates--meant that institutions could borrow cheaply at the short end to invest in longer-term instruments, including mortgages. Reflecting these favorable developments, yield spreads between 15- and 30-year mortgage-backed securities and longer-term Treasuries narrowed between 30 and 40 basis points during the spring. (One hundred basis points equal one percent.)

Summit GNMA's returns lagged its benchmarks for the six-month period primarily because the fund's duration was longer than its peer group. This was a handicap when interest rates spiked in November and December of 2001 and again in March but had generally been advantageous while the overall trend (with exceptions) was toward lower rates. Results were also hampered by our emphasis on lower-coupon discount mortgages, which had performed well in the declining rate environment. When rates rose, investors sold discount mortgage securities to reduce the durations of their portfolios. (Duration is a measure of interest rate sensitivity. For instance, a duration of 3.5 means that a fund's share price can be expected to fall

-------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                10/31/01     4/30/02
--------------------------------------------------------------------------------
Weighted Average
Maturity (years) *                 2.3         4.8
Weighted Average Effective
Duration (years)                   2.0         3.5
Weighted Average Quality **        AAA         AAA
--------------------------------------------------------------------------------
 * Based on prepayment-adjusted life of GNMA securities.
** Based on T. Rowe Price research.

approximately 3.5% for each one-percentage-point rise in interest rates, and vice versa.)

---------------
LARGEST SECTORS
--------------------------------------------------------------------------------
                               Percent of Net Assets
                               10/31/01      4/30/02
--------------------------------------------------------------------------------
GNMA Pass-Throughs                70%          78%
CMOs                               8           10
Non-Agency Mortgages               5            5
Conventional Pass-Throughs         7            3
U.S. Treasury Securities           3            2

With rates jumping around from month to month, there was no one-size-fits-all strategy. For much of the past six months, we focused on cushioning the fund against the surge in mortgage prepayments, which can depress investment income and sometimes cause capital losses. This strategy, which, as mentioned, involved maintaining a longer duration, purchasing well-structured CMOs (collateralized mortgage obligations), and emphasizing lower coupons, served us well during months when rates fell, especially in January and February. Overall, it enabled your fund to surpass the average GNMA fund return for the past 12 months.

As prospects for the economy brightened in recent weeks and the likelihood of further declines in interest rates diminished, we gradually began to add higher-coupon mortgages, which typically perform better in a rising rate environment. We expect to continue this strategy while Fed policy is on hold.

OUTLOOK

The Federal Reserve will likely wait for convincing evidence that the recovery is firmly in place before tightening. With inflation at historically low levels, the Fed has some breathing room, and we may not see any increases in short-term rates until the fourth quarter. Eventually, it will want to push rates back to a more neutral level, which would be in the 4.5% to 5.5% range. This will be good news for money fund investors.

We continue to have a positive outlook for the mortgage sector. Prepayment risk has subsided, but we do not think "extension" risk (an increase in the effective life of a mortgage that also increases interest rate sensitivity) will be significant. Supply and demand con-ditions should remain favorable in coming months, as supply continues to shrink while demand is strong for high-quality fixed-income investments with attractive yields. GNMAs should benefit from these conditions.

Respectfully submitted,

/s/ James M. McDonald

James M. McDonald
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

/s/ Connice A. Bavely

Connice A. Bavely
Chairman of the Investment Advisory Committee
Summit GNMA Fund

May 17, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

CHANGE IN SUMMIT CASH RESERVES FUND MANAGEMENT

James M. McDonald, a longtime member of the fund's Investment Advisory Committee, has become its chairman. Mr. McDonald joined T. Rowe Price in 1976 as a financial statistician and has been managing investments for the firm since 1979. As chairman, he succeeds Edward A. Wiese, who remains president of the Summit Income Funds and a member of the fund's Investment Advisory Committee.

This supplements the Summit Income Funds prospectus dated March 1, 2002.

6
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T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------

-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $25,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

                              [CHART]

                      Lipper            Summit
                   Money Market      Cash Reserves
                  Funds Average          Fund

    10/29/1993        25,000            25,000
        Apr-94        25,334            25,372
        Apr-95        26,487            26,617
        Apr-96        27,867            28,088
        Apr-97        29,217            29,538
        Apr-98        30,699            31,133
        Apr-99        32,158            32,731
        Apr-00        33,748            34,452
        Apr-01        35,688            36,550
        Apr-02        36,533            37,604


SUMMIT GNMA FUND
--------------------------------------------------------------------------------

                                        [CHART]

               Salomon Smith Barney   Lipper GNMA        Summit
                  GNMA Index         Funds Average     GNMA Fund

    10/29/1993       25,000             25,000           25,000
        Apr-94       24,463             24,243           24,629
        Apr-95       26,496             25,937           26,425
        Apr-96       28,840             28,028           28,502
        Apr-97       31,166             29,980           30,474
        Apr-98       34,237             32,908           33,722
        Apr-99       36,358             34,676           35,594
        Apr-00       37,208             35,076           35,950
        Apr-01       41,780             39,089           40,264
        Apr-02       45,195             41,996           43,414

7
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T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------

-------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                          Since Inception
Periods Ended 4/30/02       1 Year  3 Years  5 Years  Inception      Date
--------------------------------------------------------------------------
Summit Cash Reserves Fund     2.88%   4.73%    4.95%     4.92%   10/29/93
Summit GNMA Fund              7.82    6.84     7.33      6.71    10/29/93

Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase, as its principal value will fluctuate. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

8

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T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------
Unaudited

----------------------
FINANCIAL HIGHLIGHTS                                     For a share outstanding
                                                          throughout each period
--------------------------------------------------------------------------------



                            6 Months      Year
                               Ended     Ended
                             4/30/02  10/31/01   10/31/00  10/31/99 10/31/98  10/31/97
NET ASSET VALUE
Beginning of period          $ 1.000   $ 1.000   $ 1.000   $ 1.000  $ 1.000   $ 1.000

Investment activities
Net investment income
(loss)                         0.010     0.047     0.059    0.048     0.052    0.052

Distributions
Net investment income         (0.010)   (0.047)   (0.059)  (0.048)   (0.052)  (0.052)

NET ASSET VALUE
End of period                $ 1.000   $ 1.000   $ 1.000  $ 1.000    $ 1.000  $ 1.000
                             --------------------------------------------------------
Ratios/Supplemental Data

Total return.                 0.99%+     4.78%     6.02%    4.87%     5.35%    5.33%
Ratio of total expenses to
average net assets            0.45%+     0.45%     0.45%    0.45%     0.45%    0.45%
Ratio of net investment
income (loss) to average
net assets                    1.98%+     4.65%     5.85%    4.78%     5.24%    5.18%
Net assets, end of period
(in millions)                $ 3,012   $ 2,879   $ 2,544  $ 2,441   $ 1,885  $ 1,303

.. Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+ Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------
Unaudited

---------------------
FINANCIAL HIGHLIGHTS                For a share outstanding throughout each
                                    period
--------------------------------------------------------------------------------

                            6 Months      Year
                               Ended     Ended
                             4/30/02  10/31/01  10/31/00  10/31/99 10/31/98  10/31/97
NET ASSET VALUE
Beginning of period          $ 10.04    $ 9.41    $ 9.39   $ 9.87    $ 9.83   $ 9.65

Investment activities
Net investment income
(loss)                          0.26      0.58      0.62     0.61      0.64     0.67

Net realized and
unrealized gain (loss)         (0.18)     0.63      0.02    (0.48)     0.04     0.18

Total from
investment activities           0.08      1.21      0.64     0.13      0.68     0.85

Distributions
Net investment income          (0.26)    (0.58)    (0.62)   (0.61)    (0.64)   (0.64)
Tax return of capital              -         -         -        -         -    (0.03)
Total distributions            (0.26)    (0.58)    (0.62)   (0.61)    (0.64)   (0.67)

NET ASSET VALUE
End of period                 $ 9.86   $ 10.04    $ 9.41   $ 9.39    $ 9.87   $ 9.83
                              ------------------------------------------------------
Ratios/Supplemental Data
Total return.                  0.79%    13.29%     7.16%    1.39%     7.10%    9.17%
Ratio of total expenses to
average net assets            0.60%+     0.60%     0.60%    0.60%     0.60%    0.60%
Ratio of net investment
income (loss) to average
net assets                    5.06%+     5.99%     6.71%    6.41%     6.47%    6.91%
Portfolio turnover rate      203.9%+     71.0%     72.7%    89.9%     83.8%   111.8%
Net assets, end of period
(in thousands)              $ 96,491  $ 92,204  $ 62,885  $63,843  $ 46,571  $29,530

.. Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+ Annualized

The accompanying notes are an integral part of these financial statements.

10
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T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002

------------------------
STATEMENT OF NET ASSETS                                   Par       Value
--------------------------------------------------------------------------------
                                                         In thousands

BANK NOTES 0.7%

American Express Centurion Bank, VR, 1.88%, 5/1/02   $ 18,000    $ 18,000
First Union National Bank, VR, 2.04%, 6/6/02            5,000       5,004
                                                                 --------
Total Bank Notes (Cost $23,004)                                    23,004
                                                                 --------
CERTIFICATES OF DEPOSIT 30.6%

Abbey National Treasury Services (London), 4.20%,
5/30/02                                                20,000      20,000
Australia & New Zealand Banking (London), 2.28%,
9/30/02                                                50,000      50,006
Barclays Bank (London), 1.88%, 7/15/02                 20,000      20,000
Bayerische Landesbank Girozentrale (London)
1.91%, 7/2/02                                          10,000      10,001
2.51%, 11/26/02                                        23,800      23,801
4.09%, 8/2/02                                          15,000      15,013
4.12%, 5/14/02                                          1,000       1,001
Bayerische Vereinsbank
1.99%, 6/28/02                                         31,000      31,007
2.17%, 11/4/02                                         35,000      34,980
BNP Paribas, 4.07%, 7/9/02                             22,000      22,004
Canadian Imperial Bank of Commerce, 3.86%, 7/23/02      1,000       1,004
Chase Manhattan Bank
1.80%, 5/20/02                                         50,000      50,000
1.86%, 7/9/02                                           3,400       3,400
1.88%, 7/12/02                                         15,000      15,000
1.90%, 6/10/02                                         10,000      10,001
Commerzbank
3.40%, 9/11/02                                          8,000       8,038
4.22%, 5/22/02                                         20,500      20,501
Commonwealth Bank of Australia, 4.15%, 6/5/02          25,000      25,002
Credit Agricole Indosuez (London), 4.13%, 6/5/02       10,000      10,000
Credit Suisse First Boston, 1.80%, 5/14/02             30,000      30,000
Danske Bank, 2.30%, 12/6/02                            35,000      35,000
Deutsche Bank, 2.38%, 2/18/03                          24,750      24,751
Deutsche Bank (London)
1.88%, 8/23/02                                         32,000      32,001
2.37%, 12/31/02                                         5,000       5,001
Dexia Bank Belgium, 3.57%, 8/27/02                     48,000      47,998

11
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T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

                                               Par              Value
--------------------------------------------------------------------------------
                                                  In thousands

Dresdner Bank, 1.90%, 6/24/02               $6,000            $ 6,000
Landesbank Hessen Thuringen, 3.82%,
6/24/02                                     25,000             24,996
Merita Bank, 4.13%, 5/10/02                 42,000             42,001
Nordeutsche Landesbank
1.81%, 6/21/02                              30,000             30,000
4.11%, 5/20/02                              10,000             10,000
Rabobank Nederland, 1.90%, 6/21/02          15,000             15,002
Royal Bank of Scotland
2.25%, 12/6/02                              19,000             18,970
2.39%, 11/20/02                              1,000              1,001
Societe Generale (London), 2.01%, 9/4/02    38,000             38,001
Svenska Handelsbanken
3.74%, 8/6/02                               10,000             10,043
4.11%, 7/12/02                              10,000             10,041
Toronto Dominion
1.92%, 6/28/02                              13,000             13,002
2.19%, 11/14/02                             22,800             22,800
UBS
1.86%, 7/31/02                              25,000             25,000
1.90%, 6/6/02                               20,000             20,001
1.945%, 8/5/02                               5,000              4,999
Wells Fargo Bank
1.80%, 5/6/02 - 5/14/02                     34,000             34,000
Wilmington Trust
1.82%, 5/13/02                               3,000              3,000
1.94%, 7/31/02                              46,000             46,005
                                                           ----------
Total Certificates of Deposit
(Cost $920,372)                                               920,372
                                                           ----------


COMMERCIAL PAPER 56.8%

Abbey National N.A., 1.85%, 6/14/02         50,000             49,887
Alliance & Leicester, 4(2), 1.90%, 7/2/02    4,000              3,987
Alpine Securitization, 4(2)
1.78%, 5/22/02                              30,000             29,969
1.85%, 5/13/02                              40,000             39,975
ANZ Delaware, 1.88%, 6/28/02                33,000             32,900
Asset Portfolio Funding, 4(2), 1.79%,
5/20/02                                      3,477              3,474
Atlantic Asset Securitization, 4(2),
1.85%, 5/7/02                                1,257              1,257

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

                                                      Par        Value
--------------------------------------------------------------------------------
                                                       In thousands
AWB Finance Limited, 4(2)
1.85%, 6/19/02                                     $3,900      $ 3,890
1.87%, 5/22 - 7/9/02                               24,219       24,173
Bank of Scotland, 1.84%, 8/27/02                    7,600        7,554
Bavaria TRR, 4(2), 1.82%, 5/8/02                    6,740        6,738
Beta Finance, 4(2), 1.84%, 5/1/02                   2,600        2,600
Boeing Capital, 4(2)
1.90%, 5/6 - 5/9/02                                16,443       16,438
1.92%, 5/28/02                                     10,000        9,985
BP Amoco Capital, 1.85%, 7/8/02                     1,543        1,538
Caterpillar Financial Services, 1.85%, 7/1/02       2,000        1,994
Ciesco L.P., 4(2), 1.77%, 6/24/02                  22,600       22,540
Citibank Credit Card Issuance Trust, 4(2)
1.83%, 5/3/02                                      25,000       24,998
1.86%, 6/7/02                                      25,000       24,952
Commerzbank, 1.82%, 5/10/02                         6,528        6,525
Corporate Asset Funding, 4(2), 1.84%, 5/1/02       25,315       25,315
Corporate Receivables, 4(2), 1.87%, 5/17/02        22,000       21,982
Countrywide Funding, 1.83%, 5/9/02                    118          118
Danske Bank, 1.80%, 7/10/02                        15,000       14,947
Delaware Funding, 4(2)
1.80%, 5/15/02                                      3,103        3,101
1.82%, 5/2/02                                      31,000       30,999
1.86%, 5/13/02                                      7,509        7,504
DEPFA Bank Europe, 4(2)
1.87%, 7/15 - 8/27/02                              46,500       46,229
1.90%, 8/26/02                                     29,000       28,821
Diageo Capital, 4(2), 1.87%, 8/16/02               11,000       10,939
Discover Card Master Trust, 4(2), (144A), 1.87%,
5/13/02                                            24,250       24,235
Dorada Finance, 4(2), 1.87%, 7/17/02               18,936       18,860
Dover, 4(2), 1.80%, 5/30/02                        11,500       11,483
FCAR Owner Trust
1.85%, 5/2 - 5/8/02                                42,000       41,988
1.88%, 5/3/02                                      40,838       40,834
Ford Credit Floorplan Master Owner Trust, 4(2),
(144A)
1.84%, 5/9/02                                      30,000       29,988
1.88%, 6/4/02                                      50,000       49,911


13

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T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

                                             Par                 Value
--------------------------------------------------------------------------------
                                                   In thousands

GE Capital, 1.85%, 7/8/02              $   3,500               $ 3,488
Golden Funding, 1.85%, 7/31/02             2,440                 2,428
Greyhawk Funding, 4(2), 1.88%, 7/8/02     35,000                34,876
Halifax
1.80%, 7/15/02                               500                   498
1.85%, 7/15/02                             1,500                 1,494
Hartford Financial Services
1.78%, 6/20/02                            29,000                28,928
1.81%, 6/3/02 - 6/6/02                    16,482                16,453
Jefferson Pilot, 4(2), 1.87%, 5/20/02     50,000                49,951
K2 LLC
1.82%, 7/10/02                             7,000                 6,975
2.14%, 9/3/02                              1,000                   993
KBC Financial, 4(2)
1.82%, 5/7/02                             15,000                14,996
1.84%, 5/16/02                            10,000                 9,992
KFW International
1.62%, 6/18/02                            20,000                19,957
1.85%, 8/19/02                            20,000                19,887
1.90%, 7/10/02                            18,952                18,882
Market Street Funding, 4(2)
1.80%, 5/23/02                             4,611                 4,606
1.81%, 5/23/02                             1,500                 1,498
1.87%, 5/1/02                              1,094                 1,094
MassMutual Funding, 4(2), 1.85%, 5/6/02    5,350                 5,349
MBNA Credit Card Master Trust, 4(2),
(144A)
1.86%, 5/8/02                             32,000                31,988
1.87%, 7/18/02                            25,750                25,646
Morgan Stanley Group, 1.81%, 5/7/02       15,400                15,395
New York Life Capital, 4(2)
1.80%, 6/3/02                              1,000                   998
1.83%, 6/3/02                             28,000                27,953
1.85%, 7/9/02                              6,845                 6,821
1.87%, 7/9/02                             15,000                14,946
2.01%, 7/22/02                            20,000                19,909
New York State Power Auth., 1.81%,
5/9/02                                     4,144                 4,142
New York Times, 1.76%, 5/14/02             1,500                 1,499

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

                                                  Par        Value
--------------------------------------------------------------------------------
                                                  In thousands

Paradigm Funding
1.80%, 5/6 - 5/7/02                          $ 81,635      $81,612
1.93%, 7/12/02                                 25,000       24,904
Park Avenue Receivables, 4(2)
1.80%, 5/10/02                                  1,209        1,208
1.85%, 7/15/02                                 20,000       19,923
Preferred Receivables Funding, 4(2)
1.78%, 5/22 - 5/30/02                          32,427       32,392
1.81%, 6/10/02                                  5,966        5,954
Principal Financial Services, 4(2), 1.80%,
5/16/02                                        30,000       29,977
Royal Bank of Canada, 1.80%, 7/31/02           20,000       19,909
Shell Finance
1.86%, 8/14/02                                 19,000       18,897
1.87%, 8/15/02                                 50,000       49,725
Societe Generale, 1.86%, 8/16/02               40,000       39,779
Stadshypotek Delaware, 1.85%, 5/24/02           4,323        4,318
Svenska Handelsbanken, 1.80%, 7/15/02           1,500        1,494
Three Rivers Funding, 4(2)
1.80%, 5/15/02                                    327          327
1.81%, 5/9/02                                   1,500        1,499
1.84%, 5/9/02                                   7,624        7,621
Transamerica Finance, 1.82%, 5/3/02             3,082        3,082
Tulip Funding, 4(2)
1.83%, 5/3/02                                   6,977        6,976
1.85%, 7/18/02                                  2,467        2,457
1.87%, 5/10/02                                 34,550       34,534
UBS Finance
1.87%, 8/19/02                                 35,000       34,800
2.00%, 8/30/02                                  9,000        8,940
Variable Funding Capital, 4(2), 1.80%,
5/16/02                                        21,066       21,050
Verizon Global Funding, VR, 4(2), 2.06%,       27,000       27,000
6/17/02
Wal-Mart Funding, 4(2)
1.78%, 5/15/02                                 30,000       29,979
1.80%, 5/15/02                                  5,014        5,011
Westdeutsche Landesbank, 1.81%, 6/11/02        45,000       44,907
Westpac Capital
1.63%, 6/14/02                                 30,000       29,940
1.85%, 5/7/02                                   1,500        1,500

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------
                                                Par         Value
--------------------------------------------------------------------------------
                                                 In thousands

Westpac Trust Securities of New Zealand
2.00%, 9/9/02                                 $ 7,000    $    6,949
                                                         ----------
Total Commercial Paper (Cost $1,710,934)                  1,710,934
                                                         ----------

MEDIUM-TERM NOTES 9.5%

3M, (144A), 5.65%, 12/12/02                    25,000        25,487
American Express Credit, 6.50%, 8/12/02         6,000         6,043
Bank of Nova Scotia, VR, 1.94%, 7/24/02         5,000         5,000
Caterpillar Financial
FRN, 2.16%, 5/1/02                             14,750        14,762
VR, 2.03%, 5/15/02                              7,150         7,152
Credit Suisse First Boston, VR, 1.92%,         36,500        36,500
6/10/02

FleetBoston Financial, VR, 2.25%,              25,000        25,052
3/27/03
General Electric Capital, 6.50%, 9/27/02        7,750         7,884
Georgia Power, 5.75%, 1/31/03                  10,250        10,494
Goldman Sachs, VR, 1.89%, 8/28/02              10,000        10,000
Holmes Financing, VR, 1.87%, 5/15/02           30,000        30,000
International Lease Finance, VR, 1.97%,         5,000         5,000
6/3/02
Jackson National Life, VR, 1.87%,              10,000        10,000
5/21/02
Mellon Funding, VR, 2.32%, 6/14/02             13,000        13,021
Merrill Lynch, VR, 2.18%, 4/7/03               30,000        30,055
Morgan Stanley, 6.38%, 8/1/02                   9,000         9,058
Quebec Province
7.50%, 7/15/02                                 24,995        25,204
8.93%, 9/1/02                                   1,200         1,220
Salomon Smith Barney, VR, 2.02%, 5/8/02        10,000        10,000
US Bancorp, VR, 2.02%, 5/8/02                   5,000         5,000
                                                         ----------
Total Medium-Term Notes (Cost $286,932)                     286,932
                                                         ----------

FUNDING AGREEMENTS 3.2%

Allstate Life Insurance, VR
2.05%, 5/1/02++                                10,000        10,000
2.11%, 6/3/02++                                15,000        15,000
GE Life & Annuity, VR, 2.06%, 6/12/02++        25,000        25,000
Peoples Benefit Life Insurance, VR
2.02%, 5/1/02++                                20,000        20,000
2.03%, 5/1/02++                                10,000        10,000

T. ROWE PRICE SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------
                                                          Par        Value
--------------------------------------------------------------------------------
                                                            In thousands

Protective Life, VR, 2.08%, 6/3/02++                    $ 5,000  $    5,000
Security Life of Denver, 1.89%, 5/29/02++                10,000      10,000
                                                                 ----------
Total Funding Agreements (Cost $95,000)                              95,000
                                                                 ----------

U.S. GOVERNMENT OBLIGATIONS 0.0%

Federal Home Loan Banks, 6.75%, 8/15/02                     125         126
                                                                 ----------
Total U.S. Government Obligations (Cost $126)                           126
                                                                 ----------
Total Investments in Securities

100.8% of Net Assets (Cost $3,036,368)                           $3,036,368

Other Assets Less Liabilities                                       (24,341)
                                                                 ----------

NET ASSETS                                                       $3,012,027
                                                                 ----------
Net Assets Consist of:

Undistributed net realized gain (loss)                           $      112
Paid-in-capital applicable to 3,011,917,161 shares of
$0.0001 par value capital stock outstanding; 4,000,000,000
shares of the Corporation authorized                              3,011,915

NET ASSETS                                                       $3,012,027
                                                                 ----------

NET ASSET VALUE PER SHARE                                        $     1.00
                                                                 ----------

     + Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules -- total of such securities at period-end amounts to $95,000 and represents 3.2% of net assets.
  144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total of such securities at period end amounts to $187,255 and represents 6.2% of net assets.
  4(2) Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" --total of such securities at period-end amounts to $1,000,874 and represents 33.2% of net assets.
   FRN   Floating-Rate Note
    VR   Variable Rate

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002

------------------------
PORTFOLIO OF INVESTMENTS                           Par     Value
--------------------------------------------------------------------------------
                                                   In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 92.7%
U.S. Government Guaranteed Obligations 88.4%
Government National Mortgage Assn.

I
5.50%, 2/15/29                                   $ 1,623  $ 1,561
6.50%, 9/15/25 - 11/15/31                         12,581   12,836
7.00%, 4/15/24 - 9/15/31                          11,110   11,523
7.50%, 6/15/23 - 4/15/31                           4,144    4,362
8.00%, 4/15/17 - 2/15/30                             966    1,038
8.50%, 6/15/16 - 3/15/27                             827      893
9.00%, 8/15/08 - 8/15/21                             455      499
9.50%, 6/15/09 - 7/15/20                             147      159
10.00%, 12/15/17 - 3/15/26                           603      666
10.50%, 7/15/15 - 11/15/19                           240      270
11.00%, 12/15/09 - 12/15/15                           31       35
11.50%, 7/15/15                                       15       17

II
5.50%, 11/20/31                                      890      848
6.50%, 10/20 - 11/20/28                            1,793    1,823
7.00%, 10/20/30 - 11/20/31                         4,463    4,608
8.00%, 5/20 - 6/20/29                                224      238
8.50%, 6/20/29                                        22       23
9.00%, 5/20/22 - 3/20/25                              78       84
9.50%, 2/20/17 - 12/20/20                             72       80
10.00%, 1/20/14 - 3/20/21                             69       75
11.00%, 9/20/17                                        8        9

CMO, I
5.00%, 8/16/28                                       700      677
Principal Only, Zero Coupon, 3/16/28                 247      205

CMO, II
6.50%, 10/20/26 - 3/20/32                          6,535    4,565
7.00%, 5/16/24                                     3,000    3,113
7.50%, 1/16/27                                     1,000    1,037

GPM, I
9.50%, 7/15/09                                         7        8
10.00%, 8/15/13                                        2        2

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------
                                                               Par    Value
--------------------------------------------------------------------------------
                                                               In thousands
Midget, I
6.00%, 12/15/08 - 1/15/14                                    $ 3,005 $ 3,083
6.50%, 12/15/14 - 10/15/16                                     3,835   3,978
7.00%, 3/15 - 12/15/13                                         1,462   1,539
7.50%, 9/15/12                                                   276     294

Project Loan, I
6.75%, 2/15/41                                                   533     521
7.37%, 8/15/33                                                   390     400
8.00%, 11/15/17                                                  361     388

TBA, I
6.50%, 1/1/32                                                  1,500   1,523
7.00%, 1/1/32                                                  5,500   5,696

TBA, II
6.00%, 1/1/31 - 12/20/32                                      11,692  11,558
6.50%, 1/1/32                                                  5,000   5,072
                                                                     -------
                                                                      85,306
                                                                     -------
U.S. Government Agency Obligations 4.3%
Federal Home Loan Mortgage

7.00%, 11/1/30                                                   682     703
CMO, 6.502%, 11/25/30                                            350     364
MPC, 6.50%, 7/1/14                                             2,112   2,183

Federal National Mortgage Assn.
6.00%, 5/15/11                                                   875     895
CMO, 5.00%, 8/25/22                                                3       3
MPC, Interest Only, 8.50%, 4/1/22 +                              130      29
                                                                     -------
                                                                       4,177
                                                                     -------
Total U.S. Government Mortgage-Backed Securities (Cost $87,828)       89,483
                                                                     -------

NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 4.7%

Bankboston Home Equity Loan Trust, 6.35%, 2/25/13                671     692
JP Morgan Chase Commerical Mortgage Securities, CMO
6.26%, 3/15/33                                                   625     638
Mellon Residential Funding, 5.945%, 2/25/11                      750     772
Money Store Home Equity Trust, 6.575%, 1/15/39                   666     685
Washington Mutual, CMO, 5.63%, 9/25/31                         1,743   1,750
                                                                     -------
Total Non-U.S. Government Mortgage-Backed Securities
(Cost $4,479)                                                          4,537
                                                                     -------

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------
                                                      Par       Value
--------------------------------------------------------------------------------
                                                        In thousands

ASSET-BACKED SECURITIES 1.7%

CIT RV Trust, 6.50%, 4/15/11                        $    23      $ 23
Citibank Credit Card Issuance Trust, 6.90%,             700       747
10/15/07

Reliant Energy Transition Bond, 5.63%, 9/15/15          900       879
                                                              -------
Total Asset-Backed Securities (Cost $1,649)                     1,649
                                                              -------

U.S. GOVERNMENT OBLIGATIONS 2.2%

U.S. Treasury Obligations 2.2%

U.S. Treasury Inflation-Indexed Notes, 3.875%,        1,951     2,063
1/15/09
                                                              -------
Total U.S. Government Obligations (Cost $2,030)                 2,063
                                                              -------

MONEY MARKET FUNDS 17.1%

T. Rowe Price Reserve Investment Fund, 2.07% #       16,474    16,474
                                                              -------
Total Money Market Funds (Cost $16,474)                        16,474
                                                              -------
20

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------
                                                            Value
--------------------------------------------------------------------------------
                                                         In thousands
Total Investments in Securities
118.4% of Net Assets (Cost $112,460)                       $ 114,206

Other Assets Less Liabilities
Including $25,448 payable for investment securities
purchased                                                    (17,715)
                                                           ---------
NET ASSETS                                                 $  96,491
                                                           ---------

#    Seven-day yield
+ Interest Only security for which the fund receives interest on notional principal (par)
CMO  Collateralized Mortgage Obligation
GPM  Graduated Payment Mortgage
MPC  Mortgage Pass-Through Certificate
TBA  To Be Announced security was purchased on a forward commitment basis

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $112,460)             $ 114,206
Receivable for investment securities sold                           6,748
Other assets                                                        1,129
                                                                 --------
Total assets                                                      122,083
                                                                 --------

Liabilities
Payable for investment securities purchased                        25,448
Other liabilities                                                     144
                                                                 --------
Total liabilities                                                  25,592
                                                                 --------

NET ASSETS                                                       $ 96,491
                                                                 --------

Net Assets Consist of:
Undistributed net investment income (loss)                       $   (452)
Undistributed net realized gain (loss)                               (221)
Net unrealized gain (loss)                                          1,746
Paid-in-capital applicable to 9,784,793 shares of
$0.0001 par value capital stock outstanding;
4,000,000,000 shares of the Corporation authorized                 95,418
                                                                 --------
NET ASSETS                                                       $ 96,491
                                                                 --------
NET ASSET VALUE PER SHARE                                        $   9.86
                                                                 --------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands                                   Cash
                                           Reserves          GNMA
                                               Fund          Fund

                                           6 Months      6 Months
                                              Ended         Ended
                                            4/30/02       4/30/02

Investment Income (Loss)
Interest income                            $ 35,546       $ 2,635
Expenses
Investment management and                     6,563           279
administrative
Net investment income (loss)                 28,983         2,356

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities                                      (11)          430
Futures                                           -           (25)
Net realized gain (loss)                        (11)          405

Change in net unrealized gain (loss)
Securities                                        -        (1,797)
Futures                                           -          (133)
Change in net unrealized gain (loss)              -        (1,930)
Net realized and unrealized gain (loss)         (11)       (1,525)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                     $ 28,972       $   831
                                           ----------------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT CASH RESERVES
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                             6 Months        Year
                                                Ended       Ended
                                              4/30/02    10/31/01

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)                 $ 28,983   $ 127,344
Net realized gain (loss)                          (11)        143
Increase (decrease) in net assets from
operations                                     28,972     127,487

Distributions to shareholders
Net investment income                         (28,983)   (127,344)

Capital share transactions*
Shares sold                                 1,726,212   3,730,233
Distributions reinvested                       28,124     122,682
Shares redeemed                            (1,621,091) (3,518,674)
Increase (decrease) in net assets from
capital share transactions                    133,245     334,241

Net Assets
Increase (decrease) during period             133,234     334,384
Beginning of period                         2,878,793   2,544,409

End of period                              $3,012,027  $2,878,793
                                           ----------  ----------
*Share information
 Shares sold                                1,726,212   3,730,233
 Distributions reinvested                      28,124     122,682
 Shares redeemed                           (1,621,091) (3,518,674)
 Increase (decrease) in shares outstanding    133,245     334,241

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT GNMA FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                           6 Months      Year
                                              Ended     Ended
                                            4/30/02  10/31/01
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)               $  2,356  $  4,610
Net realized gain (loss)                        405       753
Change in net unrealized gain (loss)         (1,930)    4,222
Increase (decrease) in net assets from
operations                                      831     9,585

Distributions to shareholders
Net investment income                        (2,443)   (4,612)

Capital share transactions *
Shares sold                                  24,035    34,527
Distributions reinvested                      1,894     3,361
Shares redeemed                             (20,030)  (13,542)
Increase (decrease) in net assets from
capital share transactions                    5,899    24,346

Net Assets
Increase (decrease) during period             4,287    29,319
Beginning of period                          92,204    62,885

End of period                              $ 96,491  $ 92,204
                                           ------------------

*Share information
 Shares sold                                  2,447     3,556
 Distributions reinvested                       193       345
 Shares redeemed                             (2,043)   (1,396)
 Increase (decrease) in shares outstanding      597     2,505

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2002

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Summit Cash Reserves Fund (the Cash Reserves Fund) and the Summit GNMA Fund (the GNMA Fund) are two portfolios established by the corporation and commenced operations on October 29, 1993. The Cash Reserves Fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income. The GNMA Fund seeks a high level of income and maximum credit protection by investing at least 65% of total assets in GNMA securities backed by the full faith and credit of the U.S. government.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Cash Reserves Fund, securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields. Securities held by the Cash Reserves Fund are valued at amortized cost.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes. On November 1, 2001, each fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide--Audits of Investment Companies

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------

(the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage securities to be accounted for as interest income. Prior to November 1, 2001, the GNMA Fund recognized premiums and discounts on mortgage-backed securities at time of disposition or principal repayment as gain or loss. Upon adoption, the GNMA Fund adjusted the cost of its mortgage-backed securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The effect of this cumulative adjustment was $30,000. For the six months ended April 30, 2002, the effect of the change was to decrease net investment income by $87,000 ($0.009 per share), increase net realized gain/loss on securities by $79,000 ($0.008 per share), and increase net unrealized gain/loss on securities by $8,000 ($0.001 per share). This change had no effect on the funds' net assets or total return.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

Futures Contracts During the six months ended April 30, 2002, the GNMA fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

Other Sales of portfolio securities, other than short-term and U.S. government securities for GNMA Fund, aggregated $371,000 for the six months ended April 30, 2002. Purchases and sales of U.S. government securities aggregated $105,030,000 and $95,560,000, respectively, for the six months ended April 30, 2002.

T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Income and capital gain distributions determined in accordance with federal income tax regulations differ from net investment income and realized gains recognized for financial reporting purposes and, accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Each fund intends to retain realized gains that may be offset by available capital loss carryforwards for tax purposes. As of October 31, 2001, the funds' most recent tax year-end, the GNMA Fund had $470,000 of capital loss carryforwards available to offset future realized gains, all of which of which expire in 2008.

At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $3,036,368,000 for the Cash Reserves Fund. For the GNMA Fund, the cost of investments for federal income tax purposes was $112,498,000. For the Cash Reserves Fund, amortized cost is equivalent to value; and for the GMNA Fund, net unrealized gain aggregated $1,708,000 at period end, of which $2,021,000 related to appreciated investments and $313,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between each fund and the manager provides for an all-inclusive annual fee, of which $1,167,000 and $33,000 were payable at April 30, 2002 by the Cash Reserves and GNMA Funds, respectively. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Cash Reserves Fund and 0.60% of average daily net assets for the GNMA Fund. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by each fund.

Cash Reserves Fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Price Associates provides program management, investment advisory, and administrative services to vari-

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T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------

ous state-sponsored college savings plans, which offer portfolios that invest in registered mutual funds (underlying funds) as investment options. These college savings plans do not invest in the underlying funds for the purpose of exercising management or control. As approved by the corporation's Board of Directors, Cash Reserves Fund bears the cost of shareholder servicing associated with each college savings plan in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2002, the Cash Reserves Fund was charged $26,000 for shareholder servicing costs related to the college savings plans. At period-end, $6,000 was payable by Cash Reserves Fund. At April 30, 2002, approximately 0.40% of the outstanding shares of Cash Reserves Fund were held by college savings plans.

Additionally, Cash Reserves Fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum-related expenses allocated to Cash Reserves Fund are borne by Price Associates, pursuant to the all-inclusive fee agreement. At April 30, 2002, approximately 0.91% of the outstanding shares of Cash Reserves Fund were held by Spectrum.

The funds may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the GNMA Fund for the six months ended April 30, 2002, totaled $146,000, and are reflected as interest income in the accompanying Statement of Operations.

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T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------

---------------------------------------
ABOUT THE FUNDS' DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)           Principal Occupation(s) During Past 5 Years and
Year Elected*             Other Directorships of Public Companies

Calvin W. Burnett, Ph.D.  President, Coppin State College; Director, Provident
(3/16/32)                 Bank of Maryland
1993

Anthony W. Deering        Director, Chairman of the Board, President, and Chief
(1/28/45)                 Executive Officer, The Rouse Company, real estate
1993                      developers

Donald W. Dick, Jr.       Principal, EuroCapital Advisors, LLC, an acquisition
(1/27/43)                 and management advisory firm
2001

David K. Fagin            Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                  Golden Star Resources Ltd., and Canyon Resources
2001                      Corp. (5/00 to present); Chairman and President, Nye
                          Corp.

F. Pierce Linaweaver      President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                 consulting environmental and civil engineers
1993

Hanne M. Merriman         Retail Business Consultant; Director, Ann Taylor
(11/16/41)                Stores Corp., Ameren Corp., Finlay Enterprises, Inc.,
2001                      The Rouse Company, and US Airways Group, Inc.

John G. Schreiber         Owner/President, Centaur Capital Partners, Inc., a
(10/21/46)                real estate investment company; Senior Advisor and
1993                      Partner, Blackstone Real Estate Advisors, L.P.;
                          Director, AMLI Residential Properties Trust, Host
                          Marriott Corp., and The Rouse Company

Hubert D. Vos             Owner/President, Stonington Capital Corp., a private
(8/2/33)                  investment company
2001

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

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T. ROWE PRICE SUMMIT INCOME FUNDS
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Independent Directors (continued)

Name
(Date of Birth)                       Principal Occupation(s) During Past 5
Year Elected*                         Years and Other Directorships of Public
                                      Companies

Paul M. Wythes                        Founding Partner, Sutter Hill Ventures, a
(6/23/33)                             venture capital limited partnership,
2001                                  providing equity capital to young
                                      high-technology companies throughout the
                                      United States; Director, Teltone Corp.

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

Inside Directors

Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price              Principal Occupation(s) During Past 5
Portfolios Overseen]                  Years and Other Directorships of Public
                                      Companies

William T. Reynolds                   Director and Managing Director, T. Rowe
(5/26/48)                             Price and T. Rowe Price Group, Inc.;
1997 [37]                             Chairman of the Board, Summit Funds

James S. Riepe                        Director and Managing Director, T. Rowe
(6/25/43)                             Price; Vice Chairman of the Board,
1993 [98]                             Director, and Managing Director, T. Rowe
                                      Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Investment
                                      Services, Inc., T. Rowe Price Retirement
                                      Plan Services, Inc., and T. Rowe Price
                                      Services, Inc.; Chairman of the Board,
                                      Director, President, and Trust Officer,
                                      T. Rowe Price Trust Company; Director,
                                      T. Rowe Price International Inc. and
                                      T. Rowe Price Global Investment Services
                                      Limited; Vice President, Summit Funds

M. David Testa                        Vice Chairman of the Board, Chief
(4/22/44)                             Investment Officer, Director, and
1997 [98]                             Managing Director, T. Rowe Price Group,
                                      Inc.; Chief Investment Officer, Director, and Managing Director, T. Rowe Price;
                                      Chairman and Director, T. Rowe Price
                                      Global Asset Management Limited; Vice
                                      President and Director, T. Rowe Price
                                      Trust Company; Director, T. Rowe Price
                                      Global Investment Services Limited and
                                      T. Rowe Price International, Inc.

** Each inside director serves until the election of a successor.

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T. ROWE PRICE SUMMIT INCOME FUNDS
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Officers

Name (Date of Birth)
Title and Fund(s) Served             Principal Occupation(s)

Connice A. Bavely (3/5/51)           Vice President, T. Rowe Price and T. Rowe
Executive Vice President,            Price Group, Inc.
Summit Funds

Steven G. Brooks (8/5/54)            Vice President, T. Rowe Price and T. Rowe
Vice President, Summit Funds         Price Group, Inc.

Brian E. Burns (10/6/60)             Assistant Vice President, T. Rowe Price
Vice President, Summit Funds

Joseph A. Carrier (12/30/60)         Vice President, T. Rowe Price, T. Rowe
Treasurer, Summit Funds              Price Group, Inc., and T. Rowe Price
                                     Investment Services, Inc.

Patrick S. Cassidy (8/27/64)         Vice President, T. Rowe Price and T. Rowe
Vice President, Summit Funds         Price Group, Inc.

Mark S. Finn (1/14/63)               Vice President, T. Rowe Price
Vice President, Summit Funds

Alisa Fiumara (2/7/74)               Employee, T. Rowe Price; formerly Associate
Vice President, Summit Funds         Analyst, Legg Mason (to 2000)

Henry H. Hopkins (12/23/42)          Managing Director, T. Rowe Price;
Vice President, Summit Funds         Director and Managing Director, T. Rowe
                                     Price Group, Inc.; Vice President, T. Rowe
                                     Price International, Inc. and T. Rowe Price
                                     Retirement Plan Services, Inc.; Vice
                                     President and Director, T. Rowe Price
                                     Investment Services, Inc., T. Rowe Price
                                     Services, Inc., and T. Rowe Price Trust
                                     Company

Alan D. Levenson (7/17/58)           Vice President, T. Rowe Price and T. Rowe
Vice President, Summit Funds         Price Group, Inc.; formerly Senior Vice
                                     President and Director of Research,
                                     Aubrey G. Lanston & Co., Inc. (to 1998)

Patricia B. Lippert (1/12/53)        Assistant Vice President, T. Rowe Price
Secretary, Summit Funds              and T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (6/9/58)       Vice President, T. Rowe Price and T.
Vice President, Summit Funds         Rowe Price Group, Inc.; formerly Corporate
                                     Banking Officer, NationsBank (to 1990)

James M. McDonald (9/29/49)          Vice President, T. Rowe Price, T. Rowe
Executive Vice President,            Price Group, Inc., and T. Rowe Price Trust
Summit Funds                         Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

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T. ROWE PRICE SUMMIT INCOME FUNDS
--------------------------------------------------------------------------------

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served       Principal Occupation(s)

Cheryl A. Mickel (1/11/67)     Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds   Group, Inc.

David S. Middleton (1/18/56)   Vice President, T. Rowe Price, T. Rowe Price
Controller, Summit Funds       Group, Inc., and T. Rowe Price Trust Company

Mary J. Miller (7/19/55)       Managing Director, T. Rowe Price and T. Rowe
Vice President, Summit Funds   Price Group, Inc.

Joan R. Potee (11/23/47)       Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds   Group, Inc.

Robert M. Rubino (8/2/53)      Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds   Group, Inc.

Susan G. Troll (8/27/66)       Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds   Group, Inc.

Mark J. Vaselkiv (7/22/58)     Managing Director, T. Rowe Price and T. Rowe
Vice President, Summit Funds   Price Group, Inc.

Lea C. Ward (6/5/68)           Assistant Vice President, T. Rowe Price; formerly
Vice President, Summit Funds   Customer Finance Analyst, Lucent Technologies
                               (to 2000)

John Wells (8/17/70)           Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds   Group, Inc.

Edward A. Wiese, CFA           Vice President, T. Rowe Price, T. Rowe
(4/12/59)                      Price Group, Inc., and T. Rowe Price Trust
President, Summit Funds        Company; Director, Chief Investment Officer, and
                               Vice President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

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

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

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T. ROWE PRICE PLANNING TOOLS AND SERVICES
--------------------------------------------------------------------------------

T. ROWE PRICE RETIREMENT SERVICES

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(R) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

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

T. ROWE PRICE WEB SERVICES
--------------------------------------------------------------------------------

www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(R) Portfolio Tracker (SM). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(R) Portfolio Watchlist (SM). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(R) Portfolio X-Ray (SM). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector,

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T. ROWE PRICE COLLEGE PLANNING
--------------------------------------------------------------------------------

COLLEGE PLANNING

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

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

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS
Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*+
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS++
Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery+
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+  Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

   Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

[LOGO] T. ROWE PRICE      T. Rowe Price Investment Services, Inc.
                          100 East Pratt Street
                          Baltimore, MD 21202
                                                         C09-051 4/30/02 D